UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2011

Date of Report (Date of earliest event reported)

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INTERNATIONAL ISOTOPES INC.

(Exact name of registrant as specified in charter)

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Texas	0-22923	74-2763837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4137 Commerce Circle, Idaho Falls, Idaho 83401

(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (208) 524-5300

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of  Matters to a Vote of Security Holders.

On July 12, 2011, International Isotopes Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, there were 281,266,228 shares represented to vote either in person or by proxy, or 87.01% of the outstanding shares, which represented a quorum.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.

Steve T. Laflin, Christopher Grosso and Ralph M. Richart were elected as directors of the Company, each to serve a one year term or until his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Steve T. Laflin	197,770,251	268,358	83,227,619
Christopher Grosso	197,912,436	126,173	83,227,619
Ralph M. Richart	197,912,436	126,173	83,227,619

2.

Hansen, Barnett & Maxwell, P.C. was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

280,785,999	345,595	134,634	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2011	International Isotopes Inc.

/s/ Laurie McKenzie-Carter
Laurie McKenzie-Carter Chief Financial Officer